                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         AVANT IMMUNOTHERAPEUTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                      AVANT
                                         IMMUNOTHERAPEUTICS, INC.


                                                                  March 30, 2001


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of AVANT Immunotherapeutics, Inc. This year's meeting will be held on Thursday, May 10, 2001 at 2:00 p.m., local time, at our offices located at 119 Fourth Avenue, Needham, Massachusetts.

     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of AVANT by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting. At the meeting we will review our operations, report on 2000 financial results and discuss our plans for the future. Our directors and management team will be available to answer questions.

     Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

                                                       Sincerely,

                                                       /s/ J. Barrie Ward, Ph.D

                                                       J. Barrie Ward, Ph.D
                                                       Chairman of the Board

                                      AVANT
                                         IMMUNOTHERAPEUTICS,  INC.


                         AVANT Immunotherapeutics, Inc.
                                119 Fourth Avenue
                                Needham, MA 02494

                              --------------------

                    Notice of Annual Meeting of Stockholders

                              --------------------

     The annual meeting of stockholders of AVANT Immunotherapeutics, Inc. will be held at 2:00 p.m. on May 10, 2001, at our offices located at 119 Fourth Avenue, Needham, Massachusetts, for the following purposes:

     1. To amend the Third Restated Certificate of Incorporation, as amended, of AVANT to increase the number of authorized shares of common stock from 75,000,000 to 100,000,000.

     2. To elect seven directors to serve until the 2002 annual meeting of stockholders and until their successors are duly elected and qualified.

     3. To transact any other business which may properly come before the meeting.

     Stockholders of record at the close of business on March 16, 2001 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Stockholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

     A copy of our annual report to stockholders for the fiscal year ended December 31, 2000 is being mailed to you with this notice and proxy statement.

                                      By Order of the Board of Directors

                                      /s/ Avery W. Catlin

                                      AVERY W. CATLIN
                                    Secretary

Needham, Massachusetts
March 30, 2001

                             YOUR VOTE IS IMPORTANT.
  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.................................1
   What is the purpose of the annual meeting?..................................1
   Who is entitled to vote?....................................................1
   Can I attend the meeting?...................................................1
   What constitutes a quorum?..................................................1
   How do I vote?..............................................................2
   Will other matters be voted on at the annual meeting?.......................2
   Can I revoke my proxy instructions?.........................................2
   What other information should I review before voting?.......................2
PROPOSAL 1:  AMENDMENT TO THIRD RESTATED CERTIFICATE OF INCORPORATION,
     AS AMENDED, TO INCREASE THE NUMBER OF  SHARES OF COMMON STOCK
     AUTHORIZED FOR ISSUANCE THEREUNDER........................................3
   Proposal....................................................................3
   Reasons for Amendment.......................................................3
   Vote Required...............................................................4
   Recommendation..............................................................4
PROPOSAL 2:  ELECTION OF DIRECTORS.............................................4
   Introduction................................................................4
   Vote Required...............................................................4
   Recommendation..............................................................4
   Information Regarding the Nominees and Executive Officers...................5
   The Board of Directors and Its Committees...................................6
   Section 16(a) Beneficial Ownership Reporting Compliance.....................7
   Certain Relationships and Related Transactions..............................7
PRINCIPAL AND MANAGEMENT STOCKHOLDERS..........................................7
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS...............................9
   Director Compensation.......................................................9
   Executive Compensation.....................................................10
   Summary Compensation Table.................................................10
   Options Granted in Last Fiscal Year........................................10
   Aggregated Option Exercises in Last Fiscal Year and
      Fiscal Year End Option Values...........................................11
   Employment Contracts, Termination of Employment and
      Change-of-Control Arrangements..........................................11
REPORT OF THE COMPENSATION COMMITTEE..........................................12
   Compensation Committee Interlocks and Insider Participation................13
REPORT OF THE AUDIT COMMITTEE.................................................13
INDEPENDENT ACCOUNTANTS.......................................................14
   Audit Fees.................................................................14
   Financial Information Systems Design and Implementation Fees...............14
   All Other Fees.............................................................14
STOCK PERFORMANCE GRAPH.......................................................14
OTHER MATTERS.................................................................15
   Expenses of Solicitation...................................................15
   Stockholder Proposals for 2002 Annual Meeting..............................15
APPENDIX A...................................................................A-1


                                       (i)

                                      AVANT
                                         IMMUNOTHERAPEUTICS,  INC.


                                                                  March 30, 2001

                         AVANT IMMUNOTHERAPEUTICS, INC.
                                119 Fourth Avenue
                          Needham, Massachusetts 02494

                              --------------------

                                 PROXY STATEMENT

                              --------------------


     This proxy statement is furnished to the holders of common stock, par value $.001 per share, of AVANT Immunotherapeutics, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of AVANT for the 2001 annual meeting of stockholders to be held at our offices located at 119 Fourth Avenue, Needham, Massachusetts on May 10, 2001, and at any adjournments or postponements thereof. This proxy statement and the accompanying notice of annual meeting of stockholders and proxy card are first being mailed to stockholders on or about March 30, 2001.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

     At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the amendment of the Third Restated Certificate of Incorporation, as amended, of AVANT and the election of directors.

Who is entitled to vote?

     If our records show that you are a stockholder as of the close of business on March 16, 2001, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

     All stockholders of record of shares of common stock of AVANT at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver's license or passport.

What constitutes a quorum?

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 57,316,488 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect votes withheld for director nominees, abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

     Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder. If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by AVANT.

     Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank. If your common shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

     Vote by Mail. If you would like to vote by mail, mark your proxy card, sign and date it, and return it to ADP Financial Services, Inc. in the postage-paid envelope provided.

     Vote in Person. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

Will other matters be voted on at the annual meeting?

     We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

     You may revoke your proxy at any time before it has been exercised by:

     o filing a written revocation with the Secretary of AVANT at the address set forth below;

     o    filing a duly executed proxy bearing a later date; or

     o    appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

     For your review, our 2000 annual report, including financial statements for the fiscal year ended December 31, 2000, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements, may be obtained without charge by writing to the Secretary of AVANT at the following address: 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

                     PROPOSAL 1: AMENDMENT TO THIRD RESTATED
       CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF
            SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER

Proposal

     The Board of Directors has approved, declares it advisable and in the best interests of AVANT Immunotherapeutics, Inc. (the "Corporation") and its stockholders, and recommends that the first paragraph of Article FOURTH of the Third Restated Certificate of Incorporation, as amended, of the Corporation be amended to increase the number of authorized shares of common stock from 75,000,000 to 100,000,000. The text of the amendment is as follows:

     "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is 103,000,000 shares of which (i) 100,000,000 shares shall be common stock, par value $.001 per share (the "Common Stock") and
(ii) 3,000,000 shares shall be preferred stock, par value $.01 per share, all of which shall be designated Class C Preferred Stock ("Class C Stock") of which 350,000 shall be designated Series C-1 Junior Participating Cumulative Preferred Stock (the "Series C-1 Preferred Stock")."

Reasons for Amendment

     AVANT's authorized capital stock currently consists of a total of 75,000,000 shares of common stock, 1,163,102 shares of Series B preferred stock, par value $2.00 per share, and 3,000,000 shares of Series C preferred stock, $.01 par value per share. All of the authorized shares of the Series B preferred stock were redeemed and can never be reissued. The Series C preferred stock includes 350,000 shares designated by the Board of Directors as Series C-1 Junior Participating Cumulative preferred stock, which shares are issuable upon the exercise of Preferred Stock Purchase Rights issued pursuant to a Shareholder Rights Agreement, dated as of November 10, 1994, by and between AVANT and State Street Bank and Trust Company, as rights agent. There are no preemptive rights associated with the common stock. As of the record date, there were issued and outstanding 57,316,488 shares of common stock, options to purchase approximately 2,886,906 shares of common stock, warrants to purchase approximately 1,920,919 of common stock and performance share awards with respect to 100,000 shares of common stock. There are no shares of Series B or Series C preferred stock issued and outstanding.

     The Board of Directors believes that it is in our best interests to have additional authorized shares of common stock available for issuance. AVANT expends substantial funds on research and development and other commercialization activities, including obtaining the rights to use complementary technologies, marketing activities and administrative support of these activities. Our Board of Directors believes that having the additional shares authorized and available for issuance will give us greater flexibility in considering potential future actions involving the issuance of stock which may be desirable or necessary to accommodate AVANT's business plan, including capital raising transactions and possible future acquisitions. We have no current plans to issue any portion of the additional shares of common stock.

     The additional shares of common stock to be authorized by adoption of the AVANT Share Increase proposal would have rights identical to the currently issued and outstanding shares of common stock. Adoption of this proposal and the issuance of common stock would not affect the rights of the holders of currently issued and outstanding common stock, except for effects incidental to increasing the number of shares of common stock issued and outstanding, including possible dilution of the equity interests of existing stockholders or reduction of the proportionate voting power of existing stockholders. In addition, the issuance of additional shares could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of AVANT, thereby delaying, deferring or preventing a change in control of AVANT, although this is not the intention of the AVANT Share Increase proposal. If the AVANT Share Increase proposal is adopted, it will become effective upon the filing of a Certificate of Amendment to the AVANT Charter with the Secretary of State of Delaware.

     The additional shares of common stock may be issued, subject to certain exceptions, by our Board of Directors at such times, in such amounts, and upon such terms as the Board may determine without further approval of the stockholders. Stockholders have no preemptive rights to subscribe to additional shares when issued.

Vote Required

     Under Section 242 of the General Corporation Law of the State of Delaware, the affirmative vote of a majority of the outstanding shares of stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the amendment to the Third Restated Certificate of Incorporation, as amended, of AVANT. Please note, however, that brokers do not have discretionary authority to vote shares of common stock held in street name. Therefore, the failure of beneficial owners of such shares to give voting instructions to brokers will result in a broker non-vote. Broker non-votes, abstentions and the failure to vote will have the same effect as votes cast against approval of the proposal.

Recommendation

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE THIRD RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

                        PROPOSAL 2: ELECTION OF DIRECTORS

Introduction

     Seven directors, constituting the entire Board of Directors, are to be elected at the annual meeting. Each of the nominees listed below is currently a director of AVANT and has consented to be nominated and to serve if elected. In the event that a vacancy may occur during the year, such vacancy may be filled by the Board of Directors for the remainder of the full term. All nominees will be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee.

Vote Required

     Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting. Votes may be cast for or withheld from each nominee. Votes cast for the nominees will count as "yes votes"; votes that are withhold from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.

Recommendation

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THEIR NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

Information Regarding the Nominees and Executive Officers

     The following table sets forth the nominees for the Board of Directors, their ages and the year in which each first became a director.

                                                                      Year First
                    Nominee                   Age             Became Director
                    -------                   ---             ---------------
      J. Barrie Ward, Ph.D.                    62                  1998
      Una S. Ryan, Ph.D.                       59                  1996
      Frederick W. Kyle                        68                  1998
      Thomas R. Ostermueller                   52                  1994
      Harry H. Penner, Jr.                     55                  1997
      Peter A. Sears                           62                  1999
      Karen Shoos Lipton                       47                  2001

     The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting and the executive officers who are not directors, based on information furnished to AVANT by each nominee and executive officer. The following information is correct as of March 1, 2001.

     Nominees for Election as Directors

     J. Barrie Ward, Ph.D. Dr. Ward has served as Chairman of the Board of Directors of AVANT since August 1998. Currently Dr. Ward is Chief Executive Officer of KuDOS Pharmaceuticals Ltd. in Cambridge, England. Previously, he was Chairman of the Board of Directors and Chief Executive Officer of Virus Research Institute, Inc. from July 1994 to August 1998. From 1984 to 1994, Dr. Ward was Director of the Microbiology Division of Glaxo Research and Development Ltd. He currently serves as Chairman of the Board of Directors of Sense Proteomics Ltd.

     Una S. Ryan, Ph.D. Dr. Ryan has been Chief Executive Officer of AVANT since August 1996 and President, Chief Operating Officer and a director of AVANT since May 1996. Dr. Ryan joined us as Vice President, Research and Chief Scientific Officer in May 1993. She is also Research Professor of Medicine at the Whitaker Cardiovascular Institute of the Boston University School of Medicine. Prior to joining AVANT, Dr. Ryan was Director of Health Sciences at Monsanto Company from January 1990 to November 1992 and Research Professor of Surgery, Medicine and Cell Biology at Washington University School of Medicine from 1990 to 1993. Dr. Ryan is a member of the Governing Body of Biotechnology Industry Organization's
(BIO) Emerging Companies Section and serves on the Board of the Massachusetts Biotechnology Council. She is currently a director of U.S. Biosystems, Inc. and IQUUM, Inc.

     Frederick W. Kyle. Mr. Kyle has been a director since August 1998. He was a director of VRI from July 1996 to August 1998. He has been a consultant to companies in the healthcare field since January 1994. From December 1991 until January 1994 he was Senior Vice President of the American Red Cross. For eleven years prior to that he was with SmithKline Beecham Pharmaceuticals (now GlaxoSmithKline), most recently as President of Worldwide Pharmaceutical Operations and as a member of the Board of Directors of SmithKline Beecham plc. He is currently a director of Computerized Medical Systems, Inc., Arrail Dental Limited and Cytometrics, Inc.

     Thomas R. Ostermueller. Mr. Ostermueller has been a director since May 1994. He is currently a Management Consultant with A.T. Kearney, Inc. and has held that position since March 1998. Previously, he served as President, Chief Executive Officer and a director of V.I. Technologies, Inc. from February 1995 to September 1997, and Executive Vice President, Chief Operating Officer and member of the Board of Trustees of the New York Blood Center from February 1993 to 1995. He was Executive Vice President of the Mead Johnson Nutritional Group, Bristol-Myers Squibb from 1990 to 1993, and Vice President of Bristol-Myers from July 1988 until 1990.

     Harry H. Penner, Jr. Mr. Penner has been a director since January 1997. He is currently President, Chief Executive Officer and a director of Neurogen Corporation and has held that position since December 1993. Previously, he served as Executive Vice President of Novo Nordisk A/S and President of Novo Nordisk of North America, Inc. from 1988 to 1993. From 1985 to 1988 he was Executive Vice President and General Counsel of Novo Nordisk A/S. He has served as Chairman of the Board of Directors for the Connecticut Technology Council, Co-Chairman of Connecticut United for Research Excellence, and Director of the Connecticut Business and Industry Associates. He currently serves on the Boards of Genaissance Pharmaceuticals, Inc, PRA International, Inc. and Packard Bioscience Company.

     Peter A. Sears. Mr. Sears has been a director since May 1999. He recently retired as Vice President, Business Investments, SmithKline Beecham Corporation (now GlaxoSmithKline), and President and Founder of S.R. One, Limited, SmithKline's venture capital fund. He was with SmithKline and S.R. One, Limited from 1985 to 1999. Since 1997, Mr. Sears has been Adjunct Professor of Management, Johnson School of Management, Cornell University. He currently serves on the Board of Directors of Annovis, Inc., Clareds, Inc. and Alere Medical, Inc.

     Karen Shoos Lipton. Ms. Lipton was appointed Chief Executive Officer of the American Association of Blood Banks in October 1994. Previously she has held senior positions at the American Red Cross since 1984, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Lipton was a lawyer in private practice. Ms. Lipton currently serves on the Department of Health and Human Services, Advisory Committee on Blood Safety and Availability.

     Executive Officers

     The following persons are executive officers who are not directors of AVANT. Officers are elected annually by the Board of Directors until their successors are duly elected and qualified.

            Name of Individual                Age                Position and Office
            ------------------                ---                -------------------
Avery W. Catlin.........................      52     Senior Vice President,
                                                        Chief Financial Officer and Secretary
Henry C. Marsh, Jr., Ph.D...............      51     Vice President, Research
Alistair W.E. Wheeler, M.D..............      42     Vice President, Medical Affairs

     Avery W. Catlin. Mr. Catlin joined AVANT in January 2000. Prior to joining us, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999. From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer. Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company.

     Henry C. Marsh, Jr., Ph.D. Dr. Marsh joined AVANT as Senior Scientist in 1986 and has been Vice President, Research since May 1998. Prior to joining us, he was employed as a scientist at Abbott Laboratories of North Chicago and the Research Triangle Institute in North Carolina.

     Alistair W.E. Wheeler, M.D. Dr. Wheeler joined AVANT in July 1999. Previously, Dr. Wheeler was an independent consultant to major pharmaceutical companies and clinical research organizations from 1997 to 1999. From 1994 to 1997, Dr. Wheeler was employed by Astra USA as Director of Clinical Research and Senior Director, Clinical Operations. From 1991 to 1994, Dr. Wheeler was employed by Hoffman-La Roche as Director, Respiratory Medicine. Prior to that, Dr. Wheeler was Clinical Research Physician at Glaxo Group Research.

The Board of Directors and Its Committees

     Board of Directors. AVANT is managed by a seven member Board of Directors, a majority of whom are independent of our management. Our Board of Directors met eight times in 2000. Each of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served (during the periods for which the director served on such committee or committees).

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Harry H. Penner, Jr., Frederick W. Kyle and Peter A. Sears. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Our Board has adopted an Audit Committee Charter, a copy of which is attached to this statement as Appendix A. Each member of the audit committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of Nasdaq. The Audit Committee met four times during 2000.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Thomas R. Ostermueller and John W. Littlechild. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer and, upon her recommendation, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. The Compensation Committee met twice during 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AVANT's officers and directors, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish AVANT with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to such persons were satisfied.

Certain Relationships and Related Transactions

     Mr. Sears, a director since May 1999 and current nominee for director purchased 50,000 shares of common stock of AVANT at $1.92 per share, having an aggregate value of $96,000, in connection with our private placement of stock in September 1999 and purchased an additional 12,739 shares of common stock of AVANT at $7.85 per share, having an aggregate value of $100,001, in connection with our private placement of stock in July 2000. See "Principal and Management Stockholders."

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth the amount of common stock beneficially owned as of March 1, 2001 by the following people:

     o    each director and nominee for director;

     o the Chief Executive Officer and the four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during 2000;

     o    all directors and officers as a group; and

     o each person known by AVANT to hold more than 5% of our outstanding common stock.

                                                                             Amount and
                                                                             Nature of
                    Name and Business Address of                             Beneficial            Percentage of
                         Beneficial Owners*                                 Ownership(1)          Common Stock(2)
                         -----------------                                  ------------          ---------------
Directors and Executive Officers
J. Barrie Ward, Ph.D............................................             561,364(3)                 1.0%
Una S. Ryan, Ph.D...............................................             648,138(4)                 1.1%
Frederick W. Kyle...............................................              31,000(5)                  **
John W. Littlechild.............................................           2,765,402(6)                 4.8%
Thomas R. Ostermueller..........................................              52,500(7)                  **
Harry H. Penner, Jr.............................................              45,000(8)                  **
Peter A. Sears..................................................              82,739(9)                  **
Karen Shoos Lipton, J.D.........................................                  --                     **
Henry C. Marsh, Jr., Ph. D......................................              95,739(10)                 **
Avery W. Catlin.................................................              50,500(11)                 **
Alistair W.E. Wheeler, M.D......................................              10,780(12)                 **

5% Holders
Dresdner RCM Global Investors LLC...............................           3,311,700(13)                5.8%

All Directors and executive officers as a group.................           4,343,162(14)                7.4%
(Consisting of 11 persons)

----------
* Unless otherwise indicated, the address is c/o AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham Massachusetts 02494-2725.

** Less than 1%.

(1) Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2) Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3) Includes 450,974 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date and 4,616 shares issuable with respect to immediately exercisable warrants.

(4) Includes 609,095 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. Includes options to purchase 288,218 shares of common stock held by the Una S. Ryan Grantor Retained Annuity Trust. The trust was created in January 2001, for the benefit of Dr. Ryan's children. Dr. Ryan is the trustee of the trust.

(5) Consists of 26,600 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date and 2,400 shares issuable with respect to immediately exercisable warrants. The business address of Mr. Kyle is 1900 Rittenhouse Square, 15B, Philadelphia, Pennsylvania 19103.

(6) On February 7, 2001, HealthCare Ventures II, L.P. filed an amended Schedule 13G with the Securities and Exchange Commission ("SEC"). This amendment was filed jointly with HealthCare Partners II, L.P. ("HCP II"), HealthCare Ventures III, L.P. ("HCV III"), HealthCare Partners III, L.P. ("HCP III"), HealthCare Ventures IV, L.P. ("HCV IV"), HealthCare Partners IV, L.P. ("HCP IV"), John W. Littlechild, James H. Cavanaugh, Ph.D., Harold R. Werner and William Crouse. In this amended filing the following beneficial ownership was reported as of December 31, 2000: (i) HCV II and HCP II reported shared voting and dispositive power with respect to 117,395 shares all of which are immediately exercisable warrants to purchase the same number of shares of common stock of AVANT;
     (ii) HCV III and HCP III reported shared voting and dispositive power with respect to 2,046,908 shares of common stock, consisting of 1,753,971 shares of common stock and 292,937 immediately exercisable warrants to purchase the same number of shares of common stock of AVANT; (iii) HCV IV and HCP IV reported shared voting and dispositive power with respect to 601,099 shares of common stock, consisting of 515,074 shares of common stock and 86,025 immediately exercisable warrants to purchase the same number of shares of common stock of AVANT; and (iv) Messrs. Littlechild, Cavanaugh, Werner and Crouse reported shared voting and dispositive power with respect to 2,765,402 shares of common stock, consisting of 2,269,045 shares of common stock and 496,357 immediately exercisable warrants to purchase the same number of shares of common stock of AVANT. Messrs. Littlechild, Cavanaugh, Werner and Crouse are general partners of HCP II, which is the general partner of HCV II. Messrs. Littlechild, Cavanaugh, Werner and Crouse are general partners of each of HCP III and HCP IV, which are the general partners of HCV III and HCV IV, respectively. The business address of all parties other than Mr. Littlefield is 44 Nassau Street, Princeton, New Jersey 08542. The business address of Mr. Littlechild is One Kendall Square, Building 300, Cambridge, Massachusetts 02139.

(7) Includes 50,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Ostermueller is c/o A.T. Kearney, Inc., 153 East 53rd Street, New York, New York 10022.

(8) Includes 40,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Penner is Neurogen Corporation, 35 Northeast Industrial Road, Branford, Connecticut 06405.

(9) Includes 20,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date. The business address of Mr. Sears is 9 Paul Road, St. Davids, Pennsylvania 19087.

(10) Includes 89,904 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

(11) Includes 50,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

(12) Includes 5,000 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

(13) On February 7, 2001, Dresdner RCM Global Investors LLC ("Dresdner RCM") filed a Schedule 13G with the SEC reporting its beneficial ownership of common stock of AVANT. This Schedule 13G was filed jointly with Dresdner RCM Global Investors US Holdings LLC ("DRCM Holdings") and Dresdner Bank AG ("Dresdner"). Each of the three entities reported beneficial ownership as of December 31, 2000 of 3,311,700 shares of common stock consisting of: (i) sole voting power with respect to 2,816,200 shares of common stock; (ii) sole dispositive power with respect to 3,155,000 shares of common stock and
     (iii) shared dispositive power with respect to 156,700 shares of common stock. The business address of Dresdner RCM and DRCM Holdings is Four Embarcadero Center, San Francisco, California 94111 and the business address of Dresdner is Jurgen-Ponto-Platz 1, 60301 Frankfurt, Germany.

(14) Includes 1,341,573 shares of Common Stock issuable upon exercise of options which are vested or will vest within 60 days of the Record Date and 503,373 shares issuable with respect to immediately exercisable warrants.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

     Directors who are not employees of AVANT are each entitled to receive a retainer fee of $5,000 each fiscal year. Each Board committee Chairman receives an additional retainer fee of $5,000. In addition, each non-employee director is entitled to receive $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each meeting of a Board committee. The AVANT 1999 Stock Option and Incentive Plan provides for annual automatic grants to each independent director of an option to purchase 10,000 shares of common stock with vesting after one year, a ten year term and with an exercise price equal to the fair market value of the common stock on the day of grant. As of the record date, the current independent directors had the following stock options outstanding: Frederick W. Kyle--36,600; Thomas R. Ostermueller--62,500; Harry H. Penner, Jr.--50,000; Peter A. Sears--30,000, and Karen S. Lipton--10,000.

Executive Compensation

     Summary Compensation Table. The following table shows, for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, the cash compensation paid by AVANT, as well as other compensation paid or accrued for these fiscal years, to the Chief Executive Officer and the four other most highly compensated officers whose total compensation for 2000 exceeded $100,000.

                           Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------
                                                                                  Long-Term
                                                                                Compensation
                                                   Annual Compensation             Awards
                                            ---------------------------------- ---------------- ---------------------
  Name and Principal Position       Year         Salary            Bonus         Securities
                                                                                 Underlying          All Other
                                                                                   Options        Compensation(1)
                                                  ($)               ($)              (#)                ($)
---------------------------------------------------------------------------------------------------------------------
Una S. Ryan, Ph.D.                  2000         278,066            55,057         245,000             2,100
President and Chief                 1999         269,535            60,000         350,000             2,000
  Executive Officer                 1998         263,194                --         150,000               995
---------------------------------------------------------------------------------------------------------------------
Fritz Casselman (2)                 2000         173,077            50,000          200,000               --
Senior Vice President,  Strategy    1999              --                --               --               --
  and Corporate Development         1998              --                --               --               --
---------------------------------------------------------------------------------------------------------------------
Avery W. Catlin                     2000         178,615            23,760         200,000             1,518
Senior Vice President and Chief     1999              --                --               --               --
  Financial Officer                 1998              --                --               --               --
---------------------------------------------------------------------------------------------------------------------
Henry C. Marsh, Jr., Ph.D.          2000         150,835            19,910          35,000             1,334
Vice President, Research            1999         146,152            20,000              --             1,258
                                    1998         138,865                --          39,000             1,250
---------------------------------------------------------------------------------------------------------------------
Alistair W.E. Wheeler, M.D.         2000         146,577            20,122          40,000               704
Vice President, Medical Affairs     1999          53,365                --          50,000               470
                                    1998              --                --              --                --
---------------------------------------------------------------------------------------------------------------------

(1) Includes only AVANT's matching cash contribution to the 401(k) Savings Plan of each named executive officer. Premiums paid for life insurance under the Company's nondiscriminatory group plan are not included.

(2)  Mr. Casselman resigned from AVANT as of February 5, 2001.


Options Granted in Last Fiscal Year

     The following table sets forth each grant of stock options made during the 2000 fiscal year to each of the executive officers named in the Summary Compensation Table above:

  -------------------------------------------------------------------------------------------------------------------
                                                                                              Potential Realizable
                                                                                            Value at Assumed Annual
                                                                                                   Rates of
                                                                                              Price Appreciation
                                     Individual Grants                                           for Option Term
  -------------------------------------------------------------------------------------------------------------------
                                Number of       Percent of
                                Securities    Total Options     Exercise
                                Underlying      Granted to      Per Share
                                 Options       Employees in       Price      Expiration
                                Granted (#)   Fiscal Year (1)   ($/Sh)(2)       Date          5% ($)       10% ($)
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------
  Una S. Ryan, Ph.D.              165,000         15.6%            2.4065     01/06/10       249,717       632,831
                                   80,000          7.5%            8.5310     11/17/10       429,208     1,087,697
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------
  Fritz Casselman                 200,000         18.7%            4.0625     01/14/10       510,977     1,294,916
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------
  Avery W. Catlin                 200,000         18.7%            2.2815     01/05/10       286,965       727,225
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------
  Henry C. Marsh, Jr., Ph.D.       25,000          2.4%            2.4065     01/06/10        37,836        95,884
                                   10,000          0.9%            8.5310     11/17/10        53,651       135,962
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------
  Alistair W.E. Wheeler, M.D.      20,000          1.9%            2.4065     01/06/10        30,269        76,707
                                   20,000          1.9%            8.5310     11/17/10       107,302       271,924
  ---------------------------- ------------- ----------------- ------------ -------------- ------------ -------------

(1) During 2000, a total of 1,060,350 options were granted to employees of AVANT. The percentages were calculated as if those options granted in 2000, which were subsequently canceled, remained outstanding as of the end of 2000. For a description of each option grant, see "Report of the Compensation Committee."

(2) Equal to the average of the high and low market prices of the common stock on the grant date.


Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares of common stock acquired and the value realized in each exercise of stock options during the 2000 fiscal year and the fiscal year end number and value of unexercised options:

  ----------------------------------------- -------------------------------------------------------------------------
                                                             Number of Securities
                                  Shares                   Underlying Unexercised          Value of Unexercised
                                 Acquired                 Options at Fiscal Year End        In-the-Money Options
                                   on          Value                 (#)                at Fiscal Year End (1) ($)
                                 Exercise     Realized  ------------------------------ ------------------------------
             Name                  (#)          ($)      Exercisable   Unexercisable   Exercisable    Unexercisable
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------
   Una S. Ryan, Ph.D.                --          --        462,845         612,500       1,846,143      2,667,176
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------
  Fritz Casselman                    --          --             --         200,000             --         562,400
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------
  Avery W. Catlin                    --          --             --         200,000             --         918,600
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------
  Henry C. Marsh, Jr., Ph.D.      1,150       8,050         74,404          47,750        316,990         226,048
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------
  Alistair W.E. Wheeler, M.D.     7,500      52,578             --          77,500             --         270,410
  ----------------------------- ----------- ----------- -------------- --------------- ------------- ----------------

(1) Based on the $6.875 per share closing price of AVANT's common stock on December 29, 2000.


Employment   Contracts,   Termination   of  Employment   and   Change-of-Control
Arrangements

     Dr. Ryan entered into an agreement with AVANT on August 20, 1998 providing for an annual base salary of at least $259,584 and under which, in the event that she terminates her employment for good reason (as defined in the agreement) within one year of a change in control (as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan) or she is terminated by AVANT other than for cause (as defined by the agreement), she is eligible for a lump sum payment of one year's salary, at the rate then in effect, and continuation of health insurance benefits for a period of up to twelve (12) months.

     Mr. Catlin has an agreement with AVANT under which he is eligible for a severance payment of six month's base salary, continuation of health insurance benefits and 100% vesting of all stock option grants in the event of his termination following a change-of-control, as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, is responsible for establishing and administering the policies governing the compensation of AVANT's employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of AVANT's strategic corporate goals, and participation in our stock option program. The bonus awards and stock option grants are made in accordance with the AVANT Performance Plan and 1999 Stock Option and Incentive Plan. The Compensation Committee is also responsible for the administration of our 1994 Employee Stock Purchase Plan, in which employees participate on a voluntary basis.

     In order to both attract and retain experienced and qualified executives to manage AVANT, the Compensation Committee's policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional compensation upon achievement of goals under the Performance Plan and through the appreciation of stock-based incentive awards. This policy is designed to have a significant portion of each executive's total compensation be tied to AVANT's progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive's interest with those of our stockholders through equity incentive compensation.

     Each executive officer (except the Chief Executive Officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the Chief Executive Officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. The recommended salary increases are based on the average salary increases expected in the biotechnology industry in the Boston, Massachusetts area, with the salaries in 2000 either at or slightly above the average of the salaries paid to persons in comparable positions using an independently prepared 2000 employee compensation survey of approximately 400 biotechnology companies.

     The bonus award is based on achievement of AVANT's strategic goals which are set at the beginning of each fiscal year and measured against performance at the end of the year by AVANT in accordance with the Performance Plan. For 2000 two sets of goals were applicable to all employees, including the executive officers: (i) overall corporate goals and (ii) goals applicable to the therapeutic programs. Both sets of goals were allocated between specific product and financial performance targets. The Compensation Committee determined that, based on AVANT's performance compared to the stated goals, 66% of the eligible cash payout would be made under the Performance Plan for 2000. In 2000, the stock option awards for the executive officers other than the Chief Executive Officer consisted of grants made in conjunction with a review of the executives' performance during the year. The Compensation Committee believes the number of underlying shares are consistent with the stock option grant practices of other companies in the biotechnology industry.

     Dr. Una Ryan, our President and Chief Executive Officer, received a salary increase of 3% in 2000. Dr. Ryan's current base salary, which reflects the salary increase, is within the range of base salaries paid to other Chief Executive Officers in similar sized, publicly traded companies in the biotechnology industry, based on the previously referenced 2000 employee compensation survey. As discussed above, the Compensation Committee determined that Dr. Ryan had met certain milestones in 2000 and that a cash payout of $55,057 would be made to Dr. Ryan under the Performance Plan for 2000.

     On January 5, 2000, Mr. Catlin was granted an option to purchase 200,000 shares of common stock at an exercise price of $2.2815. These options vest over four years and have a ten year term. On January 6, 2000, Drs. Ryan, Marsh and Wheeler were granted options to purchase 165,000 shares, 25,000 shares and 20,000 shares, respectively, of AVANT common stock at an exercise price of $2.4065. These options vest over four years and have a ten year term. On January 14, 2000, Mr. Casselman was granted an option to purchase 200,000 shares of common stock at an exercise price of $4.0625. These options vest over four years and have a ten year term. On November 17, 2000, Drs. Ryan, Marsh and Wheeler were granted options to purchase 80,000 shares, 10,000 shares and 20,000 shares, respectively, of AVANT common stock at an exercise price of $8.5310. These options vest over four years and have a ten year term.

                                                  Compensation Committee

                                                  Thomas Ostermueller, Chairman
                                                  John W. Littlechild

Compensation Committee Interlocks and Insider Participation

     During 2000, the Compensation Committee of the Board of Directors was composed of two non-employee directors, Messrs. Thomas R. Ostermueller and John
W. Littlechild. None of these Compensation Committee members has been an officer or employee of AVANT. No Compensation Committee interlocks between AVANT and another entity exist.


                          REPORT OF THE AUDIT COMMITTEE

     The undersigned members of the Audit Committee of the Board of Directors of AVANT submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2000 as follows:

     1. The Audit Committee has reviewed and discussed with management the audited financial statements for AVANT for the fiscal year ended December 31, 2000.

     2. The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

     3. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors, the auditors' independence from management and AVANT including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in AVANT's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                  Audit Committee

                                                  Harry H. Penner, Jr., Chairman
                                                  Frederick W. Kyle
                                                  Peter A. Sears

                             INDEPENDENT ACCOUNTANTS

     On February 10, 1994, our Board of Directors approved the engagement of PricewaterhouseCoopers, LLP as its independent accountants. We expect that a representative from PricewaterhouseCoopers, LLP will be present at the annual meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit Fees

     Fees for the fiscal year 2000 audit and the review of Forms 10-Q are $60,000, of which an aggregate amount of $14,000 has been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

     Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 are $10,000.

                             STOCK PERFORMANCE GRAPH

     The graph below represents a comparison of the cumulative shareholder return on the common stock for AVANT's last five fiscal years, including the fiscal year ended December 29, 2000, with the cumulative total stockholder return of the Nasdaq Stock Market (U.S.) Index and Nasdaq Pharmaceutical Stock Index (which is made up of companies quoted on the Nasdaq National Market whose Primary Industrial Classification Code is 283, Pharmaceutical Companies). The graph assumes an investment of $100 made on December 31, 1995 in AVANT's common stock and in the two indexes.

                                   LINE GRAPH

  -------------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
                                                12/29/95   12/31/96    12/31/97   12/31/98    12/31/99   12/29/00
  -------------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
  AVANT Immunotherapeutics, Inc.                  $100       $ 52        $ 78       $ 56        $ 79       $220
  Nasdaq Stock Market (U.S.) Index                $100       $123        $151       $213        $395       $238
  Nasdaq Pharmaceutical Stock Index               $100       $100        $104       $132        $248       $308
  -------------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------

                                  OTHER MATTERS

Expenses of Solicitation

     The expense of preparing, printing and mailing the notice of annual meeting of stockholders and proxy material, and all other expenses of soliciting proxies will be borne by AVANT. We expect to retain ADP Financial Services, Inc. as agent for soliciting proxies. Officers or other employees of AVANT may, without additional compensation therefor, solicit proxies in person, by telephone, facsimile, mail or the Internet. We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

Stockholder Proposals for 2002 Annual Meeting

     Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in AVANT's proxy statement and form of proxy for our 2002 annual meeting must be received by AVANT on or before November 30, 2001 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725,
Attn.: Secretary.

     Stockholder proposals to be presented at AVANT's 2002 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725 not earlier than January 9, 2002, nor later than February 23, 2002 unless our 2002 annual meeting of stockholders is scheduled to take place before April 10, 2002 or after July 9, 2002. Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by AVANT at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty
(30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder's notice shall be timely if received by AVANT at our principal executive office not later than the close of business on the later of (1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which public announcement of the date of such annual meeting is first made by AVANT. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals shall be mailed to: AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725,
Attn.: Secretary.

                                                                      APPENDIX A

                             Audit Committee Charter

I.   INTRODUCTION

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. The Audit Committee will also ensure:

     o Effective oversight of the audit process.

     o That management properly develops and adheres to a sound system of internal control.

     o Independent communication and information flow between the Audit Committee and the internal audit function.

     o Independent communication and information flow between the Audit Committee and the outside auditors.

     o Candid discussions with management, the internal auditor, and outside auditors regarding issues implicating judgment and impacting quality.

     o Maintenance of an effective and efficient audit.

     o Diligent and knowledgeable Audit Committee membership.

II.  STRUCTURE

The membership of the Audit Committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. A minimum of three of the Audit Committee directors must be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Audit Committee must have accounting or related financial management expertise. Such "literacy" signifies the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

The Audit Committee will be comprised solely of independent directors. Under exceptional and limited circumstances, one director who is not independent may be appointed to the Audit Committee if the Board determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders. In such a case the Board will disclose in the next annual proxy statement subsequent to such a determination, the nature of the relationship and the reasons for that determination.

Members of the Audit Committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation.

The following persons shall not be considered independent:

     a) A director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

     b) A director who accepts any compensation from the corporation or any its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     c) A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, and anyone who resides in such person's home;

     d) A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     e) A director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III. AUTHORITY

The Board authorizes the Audit Committee within the scope of its responsibilities to:

     o Seek any information it requires from:

          o Any employee; and all employees are directed to cooperate with any request made by the Audit Committee; and

          o    External parties.

     o Ensure the attendance of external parties with relevant experience and expertise.

     o Conduct or authorize investigations.

     o Retain independent counsel, accountants, or others to assist in the conduct of any investigation.

IV.  RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

     1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

     2. Review and reassess the Audit Committee Charter on an annual basis to ensure its adequacy.

     3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants. The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee, as representatives of shareholders. These shareholder representatives have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     4. Confirm and assure the independence of the internal audit group and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant. The audit committee will ensure its receipt from the outside auditors of a formal, written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1. The Audit Committee is also responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, any action they consider to be appropriate in response to such communications and discussions.

     5. Review and concur the appointment, replacement, reassignment, or dismissal of the chief audit executive.

     6. Meet with the chief audit executive, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

     7. Meet at least four times per year, or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     8.   Report  committee   actions  to  the  Board  of  Directors  with  such
          recommendations  as the Committee may deem appropriate.

     9. Inquire of management, the chief audit executive, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     10. Consider, in consultation with the independent accountant and the chief audit executive, the audit scope and plan of the internal audit group and the independent accountant.

     11. Inquire of management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

     12. Review with the chief audit executive and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     13. Consider and review with the independent accountant and the chief audit executive:

               a. The adequacy of the company's internal controls including computerized information system controls and security.

               b. Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

     14. Review with the independent accountant at the completion of the annual examination:

               a. The auditor's judgments about the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting. The discussion should include such issues as:

                    o    The   consistency   of   application  of  the  entity's
                         accounting policies;

                    o The clarity, consistency, and completeness of the entity's accounting information contained in the financial statements and related disclosures;

                    o Items that have a significant impact on the representational faithfulness, verifiability, neutrality and consistency of the accounting information included in the financial statements.

               b.   The  company's  annual  financial   statements  and  related
                    footnotes.

               c.   The   independent   accountant's   audit  of  the  financial
                    statements and his or her report thereon.

               d.   Any   significant   changes   required  in  the  independent
                    accountant's audit plan.

               e.   Any  serious   difficulties   or  disputes  with  management
                    encountered during the course of the audit.

               f. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

     15.  Consider and review with the chief audit executive:

               a.   Significant   findings  during  the  year  and  management's
                    responses thereto.

               b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

               c. Any changes required in the planned scope of their audit plan.

               d.   The internal audit group's budget and staffing.

               e.   The internal audit charter.

               f.   Internal audit group's  compliance  with The IIA's Standards
                    for  the   Professional   Practice  of   Internal   Auditing
                    (Standards).

     16. Require that the company's independent auditors review the financial information included in the Quarterly Reports on Form 10-Q or 10-QSB prior to filing such forms with the SEC.

     17. Review with management, the independent accountant, and the chief audit executive the interim financial report before it is filed with the SEC or other regulators.

     18. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

     19. Include in the company's proxy statement a report of the Audit Committee that states

          a.   whether the Audit  Committee  has:

               a. Reviewed and discussed the audited financial statements with management,

               b. Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as maybe modified or supplemented; and

               c. Received certain disclosures from the auditors regarding the auditors' independence as required by the Independence
                    Standards Board Standard No. 1, as may be modified or supplemented, and

               d.   Discussed with the auditors the auditors' independence.

     20. Include in the report of the Audit Committee a statement by the Audit Committee whether, anything has come to the attention of the members of the Audit Committee that caused the Audit Committee to believe that the audited financial statements included in the company's annual report for the year then ended contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     21. Disclose in the proxy statement whether the Audit Committee has adopted a written charter, and to include a copy of the charter as an appendix to the company's proxy or information statement at least once every three years.

     22. Disclose in the proxy statement whether the Audit Committee members are "independent' and disclose the nature of the relationship that makes any Audit Committee member not "independent" and the reasons for the Board's determination.

     23. Prepare a letter from the Audit Committee in the company's annual report to shareholders and Form 10-K Annual Report. The letter will also disclose whether or not, with respect to the prior fiscal year.

               a. Management has reviewed the audited financial statements with the Audit Committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the company's financial statements;

               b. The outside auditors have discussed with the Audit Committee the outside auditors' judgments of the quality of those principles as applied and judgments referenced in a) above under the circumstances;

               c. The members of the Audit Committee have discussed among themselves, without management or the outside auditors present, the information disclosed to the Audit Committee described in a) and b) above; and

               d. The Audit Committee believes that the company's financial statements provide for full and fair disclosure of financial information.

     24. The Committee will perform such other functions as assigned by law, the company's charter or bylaws or the Board of Directors.

AVANT IMMUNOTHERAPEUTICS, INC.
C/0 PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735


VOTE BY INTERNET -  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Avant Immunotherapeutics, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS                AVANT1
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AVANT IMMUNOTHERAPEUTICS, INC.

                                            For     Withhold   For All    To withhold authority to vote, mark "For All Except"
1.   Election of Directors.                 All        All     Except     and write the nominee's number on the line below.
     (01) J. Barrie Ward
     (02) Una S. Ryan
     (03) Frederick W. Kyle                 / /        / /       / /      ----------------------------------
     (04) Peters A. Sears
     (05) Karen Shoos Lipton
     (06) Thomas R. Ostermueller
     (07) Harry H. Penner, Jr.


Vote On Proposals

2.   Increase Authorized Shares.
                                                        For    Against   Abstain
     A proposal to approve an amendment to the
     Third Restated Certificate of Incorporation,       / /      / /       / /
     as amended, of AVANT to increase the number of authorized shares of common stock from 75,000,000 to 100,000,000.



          Mark box at right if an address change
          or comment has been noted on the reverse
          side of this card.                         / /


Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this Proxy.


-------------------------------------     ----------
Signature [PLEASE SIGN WITHIN BOX]        Date


-------------------------------------     ----------
Signature (Joint Owners)                  Date

                         AVANT IMMUNOTHERAPEUTICS, INC.
                Proxy Solicited by the Board of Directors for the
                         Annual Meeting of Stockholders
                                 on May 10, 2001

The undersigned hereby appoints J. Barrie Ward and Una S. Ryan, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock held of record by the undersigned on March 16, 2001, at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 10, 2001 at the Company's offices located at 119 Fourth Avenue, Needham, Massachusetts 02494, or at any adjournment or postponement thereof. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of the nominees for director listed in Proposal 1, FOR the amendment to the Certificate of Incorporation which would allow for an increase in the number of authorized shares in Proposal 2 and, in their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof. Any stockholders wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the postage paid envelope provided.

        PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

ADDRESS CHANGE/COMMENTS:
                        --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------